SUPPLEMENT DATED JANUARY 6, 2003

TO

PROSPECTUS DATED APRIL 30, 2002, AS SUPPLEMENTED

FOR

FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective December 31, 2002, First Eagle SoGen Variable Funds, Inc., dropped "SoGen" from its name and the name of its products. Throughout this prospectus, all references to the First Eagle SoGen Variable Funds, Inc., are hereby changed to First Eagle Variable Funds, Inc. All references to the First Eagle SoGen Overseas Variable Fund are hereby changed to the First Eagle Overseas Variable Fund.

Effective December 5, 2002, First Eagle Funds Distributors, a division of ASB Securities, Inc. succeeded Arnhold and S. Bleichroeder, Inc. as the Distributor of the Fund's shares. Throughout this prospectus, all references to the Arnhold and S. Bleichroeder, Inc. are hereby changed to First Eagle Funds Distributors.

THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY PROSPECTUS, DATED APRIL 30, 2002, AS SUPPLEMENTED, AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS AND THE CURRENT FUND PROSPECTUSES. THIS SUPPLEMENT AND THE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.